                                          [PIONEER LOGO]

       PIONEER
       INTEREST SHARES

     --------------------------------
      ANNUAL REPORT 12/31/00
     --------------------------------

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                       1
      Portfolio Summary                                               2
      Performance Update                                              3
      Portfolio Management Discussion                                 4
      Schedule of Investments                                         6
      Financial Statements                                           12
      Notes to Financial Statements                                  16
      Report of Independent Public Accountants                       19
      Results of Shareowner Meeting                                  20
      Trustees, Officers and Service Providers                       21

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT 12/31/00
   -----------------------------------------------------------------------------

     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------
    The year 2000 ended amid turbulent markets and rancorous politics as the election drama played out against a background of exceptional market volatility. By the time you read this letter the new administration will be in place in Washington, but it's less clear what will be happening on Wall Street. At Pioneer we recognize that economics, not politics, is driving today's market activity. Signs of a slowing economy and changing investor preferences are everywhere.
    Periods like this accentuate the benefits of discipline and fundamental analysis.

    Meanwhile, value stocks have been staging a comeback after years of investor obsession with growth. A slowing economy tends to bring valuations down to earth, and Pioneer's style has always been to focus on value -- we spend every day searching for stocks and bonds whose potential is going unrecognized in the marketplace.

    As investor attention shifts from growth to value or from stocks to bonds, one of the best suggestions I can make is that you set aside time to meet with your investment professional. That meeting could be especially important if it has been a while since you last reviewed your overall portfolio. Use the opportunity to reevaluate your retirement plan contributions and decide whether a Roth or a Traditional IRA is the better choice for you. Your financial professional will also help you examine and assess your portfolio's exposure to different investment categories in today's fast-changing markets.

    AN IMPORTANT ANNOUNCEMENT FROM PIONEER

    I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which through Pioneer and other subsidiaries will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments(R). The new Pioneer Global will bring Pioneer greater access to analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this greater integration.

    All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.

    Sincerely,
    David Tripple

    /s/ David Tripple
    Pioneer Investment Management, Inc.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     PORTFOLIO SUMMARY 12/31/00
   -----------------------------------------------------------------------------

     PORTFOLIO QUALITY
   -----------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

                                   [PIE CHART]

U.S. Government &
Agency                                                          36%
Short-Term Cash Equivalents                                      8
A                                                               13
BBB                                                             27
BB                                                               8
B & Lower                                                        8

     PORTFOLIO MATURITY
   -----------------------------------------------------------------------------
    (Effective life as a percentage of total investment portfolio)

                               [PIE CHART]

0-1 Year                                                       6.7%
1-3 Years                                                     22.5
3-4 Years                                                     13.7
4-6 Years                                                     31.6
6-8 Years                                                      9.2
8+ Years                                                      16.3

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
    (As a percentage of debt holdings)

        1.  U.S. Treasury Notes, 5.625%, 5/15/08                          7.14%
        2.  U.S. Treasury Bonds, 8.125%, 8/15/19                          6.24
        3.  Government National Mortgage Association II, 6.5%, 30 Year    5.43
            TBA
        4.  Hydro-Quebec, 9.75%, 1/15/18                                  4.77
        5.  Time Warner, Inc., 9.15%, 2/1/23                              3.90
        6.  Government National Mortgage Association, 7.0%, 7/15/29       3.73
        7.  News America Holdings, Inc., 10.125%, 10/15/12                3.68
        8.  Ford Motor Credit Corp., 9.14%, 12/30/14                      3.62
        9.  USX Corp., 9.375%, 2/15/12                                    3.18
       10.  Government National Mortgage Association II, 6.5%, 11/20/30   2.76

     Fund holdings will vary for other periods.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/00
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

            NET ASSET VALUE
               PER SHARE                 12/31/00   12/31/99
                                         $12.36     $12.39
             MARKET PRICE
               PER SHARE                 12/31/00   12/31/99
                                         $11.250    $10.250
        DISTRIBUTIONS PER SHARE
(12/31/99 - 12/31/00)                    INCOME     SHORT-TERM     LONG-TERM
                                         DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                         $0.930           -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Interest Shares, compared to the growth of the Lehman Brothers Government/Credit Index.

                                [MOUNTAIN CHART]

                                                                                                         LEHMAN BROTHERS
                                                                  PIONEER INTEREST SHARES*           GOVERNMENT/CREDIT INDEX
                                                                  ------------------------           -----------------------
12/31/90                                                                  10000.00                           10000.00
                                                                          11552.00                           11613.00
12/31/92                                                                  12478.00                           12493.00
                                                                          13675.00                           13871.00
12/31/94                                                                  13224.00                           13384.00
                                                                          15519.00                           15960.00
12/31/96                                                                  16473.00                           16423.00
                                                                          18303.00                           18026.00
12/31/98                                                                  19600.00                           19733.00
                                                                          19214.00                           19310.00
12/31/00                                                                  20657.00                           21598.00

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2000)

 PERIOD      NET ASSET     MARKET
               VALUE       PRICE*
10 Years       7.52%        7.30%
5 Years        5.89         4.55
1 Year         7.51        19.49

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

   The Lehman Brothers Government/Credit Index is an unmanaged measure of the U.S. bond market composed of the Lehman Brothers Government Index and the Lehman Brothers Credit Index. The Lehman Brothers Government/Credit Index is split into three composites: Aggregate, Intermediate (maturities up to 10 years) and Long-Term Maturities (of 10 years and greater). Only the Aggregate index has market values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
   -----------------------------------------------------------------------------

   The year 2000 provided an extremely positive environment for U.S. government and high-grade bonds, while lower-rated investment grade and high-yield bonds underperformed. In the following interview, Kenneth J. Taubes discusses the factors that influenced your Fund's performance during the 12-month period ended December 31, 2000. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of Pioneer Interest Shares.

   Q:  HOW DID PIONEER INTEREST SHARES PERFORM DURING 2000?

   A: The Fund's performance was mixed. The dividend yield on December 31, 2000 was 8.18%, based on market price. At the same time, the Fund's market price steadily gained in value relative to the actual value of the portfolio, as measured by its net asset value or NAV. Interest Shares is a closed-end fund, which means that shares are traded as an individual security. At the start of the 12-month period, the market price of a share was 17.3% less than its net asset value. By the end of the period, this discount had narrowed to 9.0%. For the 12 months, the Fund generated a total return of 7.51% at net asset value and 19.49% at market price. This compares to the 11.85% return of the Lehman Brothers Government/Credit Bond Index. Total return calculations assume the reinvestment of all distributions.

   Q:  WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE 12 MONTHS?

   A: Conditions were generally favorable for high-grade securities, especially long- and intermediate-term Treasuries, but difficult for high-yield, lower-rated securities. Early in the 12-month period, the predominant fear was that economic growth would be too strong and that inflation might increase. However, this fear was supplanted by worries about slowing corporate profit growth and increasing credit risk. Evidence gradually accumulated that the Federal Reserve had helped to slow economic growth by steadily raising short-term interest rates between June 1999 and May 2000. Investors began to be concerned that economic growth would slow too much, increasing the credit risks of lower-rated bonds. The yield spreads -- the difference in yields between high-grade and lower-rated bonds -- widened during the course of the year as yields on high-quality bonds declined and yields on low-quality bonds rose. While high quality bonds tended to rise in value, high-yield bonds and many lower-rated investment-grade bonds lost value.

     PIONEER INTEREST SHARES
--------------------------------------------------------------------------------

   Q:  WHAT WERE YOUR PRINCIPAL STRATEGIES, AND HOW DID THEY AFFECT
       PERFORMANCE?

   A: Income is an important part of the Fund's overall strategy, and domestic, higher-income securities tended to underperform high-grade securities during the year, despite their generous income. The Fund's weightings in high-yield, lower quality bonds, at 15.7% of net assets on December 31, and in BBB-rated corporate bonds, at 30.7% of net assets, were a drag on total return performance even as they contributed healthy income. To offset the negative effects of our investments in high yield and BBB-rated bonds, we maintained sizable exposures to U.S. Treasury and government agency mortgage securities. At the end of the fiscal year, these securities accounted for 38.5% of the Fund's net assets and helped keep the Fund's total return positive.

       On December 31, 2000, average credit quality of the portfolio was A, slightly higher than six months earlier. Effective duration, a measure of a Fund's susceptibility to changes in principal value as interest rates move up or down, was 4.88 years, slightly lower than the 5.23 years as of June 30.

   Q:  WHAT IS YOUR OUTLOOK FOR THE CORPORATE BOND MARKET IN 2001?

   A: We think we should see an improved environment for investing in corporate bonds. As we entered 2001, corporate bonds were priced very cheaply, reflecting investors' desire to avoid credit risk as corporate profits were slowing. In effect, investors have priced corporate securities as if they expect a recession. If the economy does not go into a recession, corporate bonds would be a very good value. In January 2001, the Federal Reserve Board lowered short-term interest rates by 1.00% to help head off a recession. As interest rates come down, corporations will begin to realize the benefits of the lower costs of financing. The Fund, with its allocations to both investment-grade and high-yield corporate bonds, is very well positioned to benefit as the economy stabilizes and corporate bond prices recover their lost value. In addition, we recently have extended the Fund's duration, as we expect the Federal Reserve Board to continue lowering interest rates, providing a generally positive environment for bonds.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/00
   -----------------------------------------------------------------------------

            S&P/MOODY'S
PRINCIPAL     RATINGS
  AMOUNT    (UNAUDITED)                                                          VALUE
                           CORPORATE BONDS - 56.3%
                           BASIC MATERIALS - 9.2%
                           CHEMICALS - 0.3%
$  350,000  BB/Ba3         Lyondell Chemical Co., 9.875%, 5/1/07           $   339,500
                                                                           -----------
                           CHEMICALS (DIVERSIFIED) - 0.7%
   700,000  B+/B2          Huntsman ICI Chemicals LLC, 10.125%, 7/1/09     $   672,000
                                                                           -----------
                           CHEMICALS (SPECIALTY) - 2.2%
 2,000,000  BBB/Baa2       Hanna (M.A.) Co., 9.375%, 9/15/03               $ 2,085,760
                                                                           -----------
                           IRON & STEEL - 3.8%
 2,500,000  BBB/Baa1       USX Marathon Group, 9.375%, 2/15/12             $ 2,836,375
 2,000,000  B/B2           Weirton Steel Corp., 11.375%, 7/1/04                820,000
                                                                           -----------
                                                                           $ 3,656,375
                                                                           -----------
                           PAPER & FOREST PRODUCTS - 2.2%
 2,000,000  BBB/Baa3       Bowater, Inc., 9.375%, 12/15/21                 $ 2,128,200
                                                                           -----------
                           TOTAL BASIC MATERIALS                           $ 8,881,835
                                                                           -----------
                           CAPITAL GOODS - 1.0%
                           ELECTRICAL EQUIPMENT - 0.3%
   300,000  B+/B1          Hadco Corp., 9.5%, 6/15/08                      $   300,000
                                                                           -----------
                           ENGINEERING & CONSTRUCTION - 0.2%
   250,000  B+/B2          Metromedia Fiber Network, Inc., 10.0%,
                           11/15/08                                        $   212,500
                                                                           -----------
                           WASTE MANAGEMENT - 0.5%
   500,000  BB/Ba3         Azurix Corp., 10.75%, 2/15/10 (144A)            $   485,000
                                                                           -----------
                           TOTAL CAPITAL GOODS                             $   997,500
                                                                           -----------
                           COMMUNICATION SERVICES - 0.5%
                           CELLULAR/WIRELESS COMMUNICATIONS - 0.5%
   500,000  B/B3           Crown Castle International Corp., 9.5%, 8/1/11  $   488,750
                                                                           -----------
                           TOTAL COMMUNICATION SERVICES                    $   488,750
                                                                           -----------
                           CONSUMER CYCLICALS - 6.0%
                           AUTO PARTS & EQUIPMENT - 0.3%
   325,000  BB+/Ba1        Lear Corp., 7.96%, 5/15/05                      $   307,015
                                                                           -----------
                           BUILDING MATERIALS - 0.4%
   400,000  B+/B1          Nortek, Inc., 8.125%, 9/1/07                    $   362,000
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
   -----------------------------------------------------------------------------

PRINCIPAL   S&P/MOODY'S
  AMOUNT      RATINGS
            (UNAUDITED)                                                          VALUE
                           HOMEBUILDING - 0.4%
$  400,000  BB+/Ba2        Toll Corp., 9.125%, 2/1/09                      $   380,000
                                                                           -----------
                           PUBLISHING (NEWSPAPERS) - 4.1%
   825,000  BBB/Baa2       Harcourt General Inc., 7.3%, 8/1/97             $   689,461
 3,000,000  BBB-/Baa3      News America Holdings, Inc., 10.125%, 10/15/12    3,285,180
                                                                           -----------
                                                                           $ 3,974,641
                                                                           -----------
                           RETAIL (DISCOUNTERS) - 0.8%
 1,500,000  BB+/Ba2        Shopko Stores, Inc., 9.25%, 3/15/22             $   780,000
                                                                           -----------
                           TOTAL CONSUMER CYCLICALS                        $ 5,803,656
                                                                           -----------
                           CONSUMER STAPLES - 6.1%
                           BROADCASTING (TELEVISION/RADIO/CABLE) - 0.6%
   600,000  B+/B2          Charter Communications Holdings LLC., 8.25%,
                           4/01/07                                         $   549,000
                                                                           -----------
                           DISTRIBUTORS (FOOD & HEALTH) - 1.4%
   625,000  B-/B3          Fisher Scientific International Inc., 9.0%,
                           2/1/08                                          $   571,875
   850,000  B/B2           Wesco Distribution Inc., 9.125%, 6/1/08             748,000
                                                                           -----------
                                                                           $ 1,319,875
                                                                           -----------
                           ENTERTAINMENT - 3.8%
   250,000  B-/B3          Premier Parks, Inc., 9.75%, 6/15/07             $   241,250
 3,000,000  BBB/Baa1       Time Warner Inc., 9.15%, 2/1/23                   3,474,480
                                                                           -----------
                                                                           $ 3,715,730
                                                                           -----------
                           HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.3%
   276,000  B/B2           Playtex Family Products Inc., 9.0%, 12/15/03    $   263,580
                                                                           -----------
                           TOTAL CONSUMER STAPLES                          $ 5,848,185
                                                                           -----------
                           ENERGY - 5.0%
                           OIL (DOMESTIC INTEGRATED) - 2.3%
 2,000,000  BBB/Baa2       Phillips Petroleum, 9.18%, 9/15/21              $ 2,213,900
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/00                            (CONTINUED)
   -----------------------------------------------------------------------------

PRINCIPAL   S&P/MOODY'S
  AMOUNT      RATINGS
            (UNAUDITED)                                                          VALUE
                           OIL & GAS (PRODUCTION/EXPLORATION) - 2.7%
$1,000,000  BB/Ba2         EOTT Energy Partners, LP, 11.0%, 10/1/09        $ 1,035,000
 1,000,000  BB+/Ba1        Gulf Canada Resources, Ltd., 9.625%, 7/1/05       1,052,180
   500,000  A-/Baa2        Santa Fe Snyder Corp., 8.05%, 6/15/04               522,435
                                                                           -----------
                                                                           $ 2,609,615
                                                                           -----------
                           TOTAL ENERGY                                    $ 4,823,515
                                                                           -----------
                           FINANCIAL - 6.4%
                           BANKS (MONEY CENTER) - 0.8%
   750,000  A+/A1          Citigroup Inc., 7.125%, 10/15/04                $   749,655
                                                                           -----------
                           BANKS (MAJOR REGIONAL) - 1.1%
 1,000,000  A/A2           Suntrust Banks Inc., 7.75%, 5/1/10              $ 1,046,290
                                                                           -----------
                           CONSUMER FINANCE - 4.3%
 1,000,000  BB+/Baa3       Capital One Financial Corp., 7.125%, 8/1/08     $   895,400
 3,000,000  A/A2           Ford Motor Credit Corp., 9.14%, 12/30/14          3,227,130
                                                                           -----------
                                                                           $ 4,122,530
                                                                           -----------
                           FINANCIAL (DIVERSIFIED) - 0.2%
   250,000  BB-/Ba3        Forest City Enterprises, 8.5%, 3/15/08          $   228,750
                                                                           -----------
                           TOTAL FINANCIAL                                 $ 6,147,225
                                                                           -----------
                           HEALTH CARE - 3.0%
                           HEALTH CARE (DIVERSIFIED) - 0.4%
   366,000  B+/B3          King Pharmaceutical Inc., 10.75%, 2/15/09       $   386,130
                                                                           -----------
                           HEALTH CARE (HOSPITAL MANAGEMENT) - 1.0%
 1,000,000  BB-/Ba3        Tenet Healthcare Corp., 8.125%, 12/1/08         $ 1,010,000
                                                                           -----------
                           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 1.6%
 1,000,000  BB+/Ba1        Beckman Instruments, 7.05%, 6/1/26              $   984,930
   500,000  B/B2           Bio-Rad Laboratories, Inc., 11.625%, 2/15/07        515,000
                                                                           -----------
                                                                           $ 1,499,930
                                                                           -----------
                           TOTAL HEALTH CARE                               $ 2,896,060
                                                                           -----------
                           TECHNOLOGY - 2.4%
                           COMMUNICATIONS EQUIPMENT - 0.5%
   500,000  B+/B2          L-3 Communication Holdings Corp, 8.5%, 5/15/08  $   473,750
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
   -----------------------------------------------------------------------------

PRINCIPAL   S&P/MOODY'S
  AMOUNT      RATINGS
            (UNAUDITED)                                                          VALUE
                           COMPUTER (HARDWARE) - 0.4%
$  425,000  BBB+/Baa1      Sun Microsystems, 7.65%, 8/15/09                $   436,751
                                                                           -----------
                           ELECTRONICS (SEMICONDUCTORS) - 0.5%
   500,000  B/B2           Fairchild Semiconductors Corp., 10.375%,
                           10/1/07                                         $   465,000
                                                                           -----------
                           SERVICES (COMPUTER SYSTEMS) - 1.0%
 1,000,000  A/A2           Computer Sciences Corp., 6.25%, 3/15/09         $   944,080
                                                                           -----------
                           TOTAL TECHNOLOGY                                $ 2,319,581
                                                                           -----------
                           TRANSPORTATION - 3.4%
                           AIRLINES - 3.4%
 2,000,000  BBB-/Baa2      AMR Corp., 9.88%, 6/15/20                       $ 2,208,520
   500,000  BB+/Baa3       United Air Lines Inc., 10.67%, 5/1/04               522,755
   515,000  BB+/Baa3       United Air Lines Inc., 10.25%, 7/15/21              537,464
                                                                           -----------
                           TOTAL TRANSPORTATION                            $ 3,268,739
                                                                           -----------
                           UTILITIES - 13.3%
                           ELECTRIC COMPANIES - 8.5%
   300,000  BB/Ba3         CMS Energy Corp., 7.50%, 1/15/09                $   274,458
   950,000  BBB-/Baa3      Great Lakes Power Inc., 8.30%, 3/1/05               977,807
 4,000,000  A+/A2          Hydro-Quebec, 9.75%, 1/15/18                      4,256,080
   585,000  BBB/Baa2       NiSource Finance Corp., 7.875%, 11/15/10
                           (144A)                                              617,467
 2,000,000  A/A2           Virginia Electric and Power Co., 8.75%, 4/1/21    2,137,540
                                                                           -----------
                                                                           $ 8,263,352
                                                                           -----------
                           NATURAL GAS - 4.8%
 2,000,000  BBB/Baa2       Coastal Corp., 9.625%, 5/15/12                  $ 2,387,020
 2,000,000  BBB+/Baa1      Colorado Interstate Gas Co., 10.0%, 6/15/05       2,241,580
                                                                           -----------
                                                                           $ 4,628,600
                                                                           -----------
                           TOTAL UTILITIES                                 $12,891,952
                                                                           -----------
                           TOTAL CORPORATE BONDS
                           (Cost $55,952,077)                              $54,366,998
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/00                            (CONTINUED)
   -----------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                        VALUE
                          U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 36.1%
$  999,386                Federal Home Loan Bank, 7.0%, 1/1/30            $ 1,000,825
 1,549,133                Federal Home Loan Mortgage Corp., 6.5%,
                          4/15/28                                           1,536,322
   940,916                Federal National Mortgage Association, 7.5%,
                          8/1/15                                              960,205
    71,037                Federal National Mortgage Association, 8.0%,
                          4/1/30                                               72,698
 2,000,000                Federal National Mortgage Association, 8.0%,
                          7/1/30                                            1,971,620
 5,225,624                Government National Mortgage Association,
                          7.0%, 8/15/28 - 7/15/29                           5,248,810
 4,721,698                Government National Mortgage Association,
                          7.5%, 11/15/29 - 2/15/30                          4,799,653
 2,499,751                Government National Mortgage Association II,
                          6.5%, 11/20/30                                    2,463,679
 4,900,000                Government National Mortgage Association II,
                          6.5%, 5/20/28                                     4,846,406
 4,300,000                U.S. Treasury Note, 5.625%, 5/15/08               6,368,702
 6,200,000                U.S. Treasury Bond, 8.125%, 8/15/19               5,562,910
                                                                          -----------
                          TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                          (Cost $33,725,849)                              $34,831,830
                                                                          -----------
                          TOTAL INVESTMENT IN SECURITIES
                          (Cost $89,677,926)                              $89,198,828
                                                                          -----------
                          TEMPORARY CASH INVESTMENTS - 7.6%
                          REPURCHASE AGREEMENT - 7.6%
 7,300,000                J.P. Morgan Chase & Co., 6.0%, dated 12/29/00,
                          repurchase price of $7,300,000 plus accrued
                          interest on 1/2/01, collateralized by
                          $7,238,000 U.S. Treasury Bills, 5.75%, 6/30/01  $ 7,300,000
                                                                          -----------
                          TOTAL TEMPORARY CASH INVESTMENTS
                          (Cost $7,300,000)                               $ 7,300,000
                                                                          -----------
                          TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                          CASH INVESTMENTS - 100%
                          (Cost $96,977,926)(a)(b)                        $96,498,828
                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
   -----------------------------------------------------------------------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2000, the value of these securities amounted to $1,102,467 or 1.21% of total net assets.

(a) At December 31, 2000, the net unrealized loss on investments based on cost for federal income tax purposes of $97,142,071 was as follows:

   Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost       $ 2,397,925
   Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value        (3,041,168)
                                                              -----------
   Net unrealized loss                                        $  (643,243)
                                                              ===========

(b) At December 31, 2000, the Fund had a capital loss carryforward of $10,930,622 which will expire between 2002 and 2008 if not utilized.

   Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2000 were as follows:

                                                            PURCHASES        SALES
                                                           -----------    -----------
   Long-term U.S. Government                               $33,309,018    $27,163,465
   Other Long-term Securities                                9,243,469     15,812,707

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     BALANCE SHEET 12/31/00
   -----------------------------------------------------------------------------

  ASSETS:
     Investment in securities, at value (including temporary
       cash investment of $7,300,000) (cost $96,977,926)          $ 96,498,828
     Cash                                                              403,992
     Receivables --
        Investment securities sold                                       5,362
        Interest                                                     1,703,342
     Other                                                               3,563
                                                                  ------------
           Total assets                                           $ 98,615,087
                                                                  ------------
  LIABILITIES:
     Payables --
        Investment securities purchased                           $  7,120,771
     Due to affiliates                                                  64,470
     Accrued expenses                                                   49,483
                                                                  ------------
           Total liabilities                                      $  7,234,724
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $103,112,095
     Accumulated undistributed net investment income                    78,084
     Accumulated net realized loss on investments                  (11,330,718)
     Net unrealized loss on investments                               (479,098)
                                                                  ------------
           Total net assets                                       $ 91,380,363
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (50,000,000 shares authorized)
     7,395,027 fund shares outstanding                            $      12.36
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
   -----------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
   -----------------------------------------------------------------------------
     FOR THE YEAR ENDED 12/31/00

 INVESTMENT INCOME:
    Interest                                                                    $ 7,621,615
                                                                                -----------
 EXPENSES:
    Management fees                                              $545,207
    Transfer agent fees                                            61,896
    Administrative fees                                            29,996
    Custodian fees                                                 20,269
    Professional fees                                              41,731
    Printing                                                        7,300
    Fees and expenses of nonaffiliated trustees                     9,023
    Miscellaneous                                                   8,743
                                                                 --------
          Total expenses                                                        $   724,165
          Less fees paid indirectly                                                  (1,969)
                                                                                -----------
          Net expenses                                                          $   722,196
                                                                                -----------
             Net investment income                                              $ 6,899,419
                                                                                -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                            $(2,847,914)
    Change in net unrealized gain on investments                                  2,585,566
                                                                                -----------
       Net loss on investments                                                  $  (262,348)
                                                                                -----------
       Net increase in net assets resulting from operations                     $ 6,637,071
                                                                                ===========

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
   -----------------------------------------------------------------------------
     FOR THE YEARS ENDED 12/31/00 AND 12/31/99

                                                               YEAR ENDED     YEAR ENDED
                                                                12/31/00       12/31/99
 FROM OPERATIONS:
 Net investment income                                         $6,899,419    $  7,070,189
 Net realized loss on investments                              (2,847,914)     (1,627,972)
 Change in net unrealized gain (loss) on investments            2,585,566      (7,541,271)
                                                               -----------   ------------
    Net increase (decrease) in net assets resulting from
       operations                                              $6,637,071    $ (2,099,054)
                                                               -----------   ------------
 DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income ($0.93 and $0.95 per share,
   respectively)                                               $(6,877,365)  $ (7,021,983)
                                                               -----------   ------------
  Total distributions to shareowners                           $(6,877,365)  $ (7,021,983)
                                                               -----------   ------------
 FROM FUND SHARE TRANSACTIONS:
 Reinvestment of distributions                                 $       --    $    174,562
                                                               -----------   ------------
    Net decrease in net assets                                 $ (240,294)   $ (8,946,475)
                                                               -----------   ------------
 NET ASSETS:
 Beginning of year                                             91,620,657     100,567,132
                                                               -----------   ------------
 End of year (including accumulated undistributed net
  investment income of $78,084 and $49,444, respectively)      $91,380,363   $ 91,620,657
                                                               ===========   ============

                                       '00 SHARES   '00 AMOUNT   '99 SHARES   '99 AMOUNT
 Reinvestment of distributions               --      $     --      13,066      $174,562
                                         ------      --------      ------      --------
  Net Increase                               --      $     --      13,066      $174,562
                                         ======      ========      ======      ========

   The accompanying notes are an integral part of these financial statements.

PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                               12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
Net asset value, beginning of year                             $ 12.39      $ 13.62      $  13.74     $  13.40     $ 13.67
                                                               -------      -------      --------     --------     -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.93      $  0.96      $   1.04     $   1.06     $  1.07
 Net realized and unrealized gain (loss) on investments          (0.03)       (1.24)        (0.12)        0.36       (0.29)
                                                               -------      -------      --------     --------     -------
 Net increase (decrease) from investment operations            $  0.90      $ (0.28)     $   0.92     $   1.42     $  0.78
Distributions to shareowners:
 Net investment income                                           (0.93)       (0.95)        (1.04)       (1.07)      (1.05)
 In excess of net investment income                                 --           --            --        (0.01)         --
                                                               -------      -------      --------     --------     -------
Net increase (decrease) in net asset value                     $ (0.03)     $ (1.23)     $  (0.12)    $   0.34     $ (0.27)
                                                               -------      -------      --------     --------     -------
Net asset value, end of year                                   $ 12.36      $ 12.39      $  13.62     $  13.74     $ 13.40
                                                               =======      =======      ========     ========     =======
Market value, end of year                                      $11.250      $10.250      $ 13.563     $ 14.000     $12.875
Total return*                                                    19.49%      (17.96)%        4.66%       17.83%       3.27%
Ratio of net expenses to average net assets+                      0.79%        0.88%         0.80%        0.87%       0.99%
Ratio of net investment income to average net assets+             7.55%        7.28%         7.53%        7.81%       7.94%
Portfolio turnover rate                                             48%          59%           51%          27%         28%
Net assets, end of year (in thousands)                         $91,380      $91,621      $100,567     $101,192     $98,500
Ratios assuming no reduction for fees paid indirectly:
   Net expenses                                                   0.79%        0.88%         0.80%        0.87%       0.98%
   Net investment income                                          7.55%        7.28%         7.53%        7.81%       7.95%

 * Assumes initial investment at market value at the beginning of each year, reinvestment of all distributions and the complete redemption of the investment at market value at the end of each year.
 + Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/00
   -----------------------------------------------------------------------------

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Interest Shares (the Fund), a Delaware business Trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

       As required, effective January 1, 2001, the Fund has adopted the provision of the AICPA Audit & Accounting Guide for Investment Companies and began amortizing discount or premium for all debt securities. This change will have no impact on the Fund's total net assets and, will result in a $479,745 reduction in the cost of securities and a corresponding increase in net unrealized appreciation, based on securities held by the Fund on December 31, 2000.

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to dis-

     PIONEER INTEREST SHARES
   -----------------------------------------------------------------------------

       tribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

       At December 31, 2000, the Fund has reclassified $6,586 from accumulated net realized loss on investment to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    C. DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

       All shareowners of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange on the Dividend Valuation Date, is computed as follows: (a) if the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareowners are recorded as of the Dividend Valuation Date.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/00                      (CONTINUED)
   -----------------------------------------------------------------------------

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano). Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2000, $50,934 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    Pioneering Services Corporation (PSC), a majority owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with ChaseMellon Shareholder Services, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $13,536 in transfer agent fees payable to PSC at December 31, 2000.

    4. EXPENSE REDUCTIONS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $1,969 under such arrangements.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
   -----------------------------------------------------------------------------

     TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
     PIONEER INTEREST SHARES:
   -----------------------------------------------------------------------------
     We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Interest Shares (the Fund) as of December 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

     ARTHUR ANDERSEN LLP

     Boston, Massachusetts
     February 9, 2001

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     RESULTS OF SHAREOWNER MEETING
   -----------------------------------------------------------------------------

On September 11, 2000, Pioneer Interest Shares held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc. ("Pioneer"), the Fund's investment adviser. Shareowners also voted to elect trustees and to select an independent accountant. All proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

PROPOSAL 1 -- TO APPROVE A NEW MANAGEMENT CONTRACT.

AFFIRMATIVE              AGAINST          ABSTAIN
5,562,129.395            258,058.937      145,725.056

PROPOSAL 2 -- TO ELECT TRUSTEES.

       NOMINEE           AFFIRMATIVE       WITHHELD
M.K. Bush               5,765,704.243     200,209.145
J.F. Cogan, Jr.         5,774,256.198     191,657.190
Dr. R.H. Egdahl         5,779,170.940     186,742.448
M.B.W. Graham           5,778,874.052     187,039.336
M.A. Piret              5,780,557.174     185,356.214
D.D. Tripple            5,786,739.964     179,173.424
S.K. West               5,781,459.775     184,453.613
J. Winthrop             5,789,589.564     176,323.424

PROPOSAL 3 -- TO SELECT ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS.

AFFIRMATIVE              AGAINST          ABSTAIN
5,869,264.997            48,856.558       47,791.833

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
   -----------------------------------------------------------------------------

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
      Mary K. Bush                       David D. Tripple, Executive Vice
      Richard H. Egdahl, M.D.            President
      Margaret B.W. Graham               Vincent Nave, Treasurer
      Marguerite A. Piret                Joseph P. Barri, Secretary
      David D. Tripple
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    LEGAL COUNSEL
    Hale and Dorr LLP

    TRANSFER AGENT
    Pioneer Investment Management Shareholder Services, Inc.

    SHAREOWNER SERVICES AND SUB-TRANSFER AGENT
    Mellon Investor Services

   -----------------------------------------------------------------------------
      HOW TO CONTACT PIONEER
   -----------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact Mellon Investor Services for assistance or information.

    YOU CAN CALL MELLON INVESTOR SERVICES FOR:

    ACCOUNT INFORMATION                                    1-800-288-9541

    TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)           1-800-231-5469

    OR WRITE TO MELLON INVESTOR SERVICES:

      FOR                                          WRITE TO

      General inquiries, lost dividend checks      P.O. Box 3315
                                                   South Hackensack, NJ
                                                   07606-1915

      Change of address, account consolidation     P.O. Box 3316
                                                   South Hackensack, NJ
                                                   07606-1916

      Lost stock certificates                      P.O. Box 3317
                                                   South Hackensack, NJ
                                                   07606-1917

      Stock transfer                               P.O. Box 3312
                                                   South Hackensack, NJ
                                                   07606-1912

      Dividend reinvestment plan (DRIP)            P.O. Box 3338
                                                   South Hackensack, NJ
                                                   07606-1938

      [PIONEER LOGO]       PIONEER INVESTMENT MANAGEMENT, INC.
                           60 STATE STREET                             9618-00-0201
                           BOSTON, MASSACHUSETTS 02109              (C) PIONEER FUNDS DISTRIBUTOR,
                           www.pioneerfunds.com                         INC.
                                                                        UNDERWRITER OF PIONEER MUTUAL FUNDS
                                                         [RECYCLE LOGO] PRINTED ON
                                                                        RECYCLED PAPER